                                                               EXHIBIT 10.22


THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                        BLYTH HOLDINGS, INC.

                  WARRANT TO PURCHASE COMMON STOCK

                                                              February 5, 1997

    This Warrant (the "Warrant") entitles Michael Minor, or his transferees and assigns (collectively, the "Holder"), for value received, to purchase from BLYTH HOLDINGS, INC., a Delaware corporation, during the period commencing as of the date hereof and ending on the Expiration Date (as defined herein) not more than one hundred thousand (100,000) shares of Common Stock of the Company (subject to adjustment as set forth herein) at a price of $1.094 per share (as adjusted, the "Exercise Price").

    The holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

    1. EXERCISE OF WARRANT. Provided that the Settlement Agreement and General Release dated February 5, 1997 between the Company and the Holder shall become effective, the Holder may exercise this Warrant at any time or from time to time on any business day prior to or on the Expiration Date, for the full or any lesser number of shares of Common Stock purchasable hereunder, by surrendering this Warrant to the Company at its principal office, together with a duly executed Notice of Exercise (in substantially the form attached hereto as Exhibit A), and payment in cash or by check of the aggregate Exercise Price then in effect for the number of shares for which this Warrant is being exercised. Promptly after such exercise, the Company shall issue and deliver to the Holder a certificate or certificates representing the number of shares of Common Stock issuable upon such exercise. Upon issuances by the Company in accordance with the terms of this Warrant, all such shares of Common Stock shall be validly issued, fully paid and non-assessable, and free from all taxes, liens and encumbrances with respect to the issuance thereof (except as set forth in the Company's Certificate of Incorporation (the "Certificate") or bylaws and any restrictions on sale set forth therein or pursuant to federal or state securities laws. To the extent permitted by law, this Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided herein, even if the Company's stock transfer books are at that time closed, and the Holder shall be treated for all purposes as the holder of record of the Common Stock to be issued upon such exercise as of the close of business on such date. Upon any exercise of this Warrant for fewer than all shares of Common Stock represented by this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants in substantially identical form for the remaining shares of Common Stock.

    1.1  NET ISSUE EXERCISE.   Notwithstanding any provisions herein to the
contrary, if the Quoted Price (as defined in Section 2.6 hereof) of one share of the Company's Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment with cash, certified or cashier's check, the Holder may elect to make a cash-free exercise of this Warrant and thereby to receive Shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election, in which event the Company shall issue to the Holder a number of Shares of Common Stock computed using the following formula:

         X = Y (A-B)
             -------
                A

    Where       X =  the number of Shares of Common Stock to be issued to
                     the Holder

                Y = the gross number of Shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the gross number of Shares purchased under this Warrant being canceled (at the date of such calculation)

                A = the Quoted Price (as defined under Section 2.6 hereof) of one share of the Company's Common Stock (at the date of such calculation)

                B = Exercise Price (as adjusted to the date of such calculation)

    2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of shares of Common Stock subject to this Warrant shall be subject to adjustment from time to time as follows:

         2.1  SUBDIVISION OR COMBINATION OF STOCK.

              (a) If at any time or from time to time after the date of this Warrant (the "Issue Date") the Company shall subdivide its outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision shall be reduced proportionately, and conversely, in the event the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be increased proportionately.

              (b)  Upon each adjustment of the Exercise Price as provided in
Section 2.1(a), the Holder thereafter shall be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         2.2 ADJUSTMENT FOR STOCK DIVIDENDS. If at any time the Company shall declare a dividend or make any other distribution upon any class or series of stock of the Company payable in shares of Common Stock or securities convertible into shares of Common Stock, the Exercise Price and the number of shares to be obtained upon exercise of this Warrant shall be adjusted proportionately to reflect the issuance of any shares of Common Stock or convertible securities, as the case may be, issuable in payment of such dividend or distribution.

         2.3 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. In the event of any reorganization of the capital stock of the Company, a consolidation or merger of the Company with another corporation (other than a merger in which the Company is the surviving corporation), the sale of all or substantially all of the Company's assets or any transaction involving the transfer of a majority of the voting power over the capital stock of the Company effected in a manner such that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reorganization, reclassification, consolidation, merger, sale or transaction, lawful and adequate provision shall be made whereby the holder hereof shall have the right to purchase and receive (in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any such reorganization, consolidation, merger, sale or transaction, including successive events of such nature, appropriate provision shall be made with respect to the rights and interests of the Holder such that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) thereafter shall be applicable, as nearly practicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

         2.4 MINIMAL ADJUSTMENTS. No adjustment in the Exercise Price and/or the number of shares of Common Stock subject to this Warrant shall be made if such adjustment would result in a change in (i) the Exercise Price of less than one cent ($0.01) per share or (ii) the number of shares represented by this Warrant of less than one share (the "Adjustment Threshold Amount"). Any adjustment not made because the Adjustment Threshold Amount is not satisfied shall be carried forward and made, together with any subsequent adjustments, at such time as (a) the aggregate amount of all such adjustments is equal to at least the Adjustment Threshold Amount or (b) the Warrant is exercised.

         2.5 CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 2, the Company promptly shall compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.

    2.6 QUOTED PRICE. The "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as reported by the Nasdaq National Market ("NMS"), or the primary national securities exchange on which the Common Stock is then quoted; PROVIDED, HOWEVER, that if the Common

Stock is neither traded on the NMS nor on a national securities exchange, the price referred to above shall be the price reflected on Nasdaq, or if the Common Stock is not then traded on Nasdaq, the price reflected in the over-the-counter market as reported by the National Quotation Bureau, Inc. or any organization performing a similar function; and PROVIDED, FURTHER, that if the Common Stock is not publicly traded, the Quoted Price of the Common Stock shall be the fair market value as determined in good faith by the Board of Directors of the Company.

    3. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a shareholder of the Company on any matters or with respect to any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares of Common Stock purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised in accordance with its terms.

    4. NO IMPAIRMENT. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in effecting the terms of this Warrant and in taking all actions necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment of its rights hereunder.

    5. NO FRACTIONAL SHARES. No fractional share shall be issued upon exercise of this Warrant. In lieu of issuing any fractional share, the Company shall pay the Holder entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of exercise.

    6. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT. The Company covenants and agrees that during the period of time during which this Warrant is exercisable, it will at all times have authorized and reserved solely for issuance and delivery upon the exercise of this Warrant, all such shares of Common Stock and other stock, securities and property as from time to time are receivable upon the exercise of this Warrant. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company further covenants that all shares issuable upon exercise of the Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue of such shares (other than taxes in respect of any transfer occurring contemporaneously with such exercise and payment or otherwise specified herein). The Company agrees that its issuance of the Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of the Warrant and covenants that all such shares, when issued, sold and delivered in accordance with the terms of the Warrant for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer set forth in this Warrant, and applicable state and federal securities laws.

    7. NOTICES OF RECORD DATE. Upon (a) any establishment by the Company of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or right or option to acquire securities of the Company, or any other right, (b) any capital reorganization, reclassification, recapitalization, merger or consolidation of the Company with or into any other corporation, any transfer of all or substantially all the assets of the Company, or (c) any voluntary or involuntary dissolution, liquidation or winding up of the Company, then, and in each such case, the Company shall mail to the Holder a notice specifying, as the case may be, (i) the date established as the record date for the purpose of such dividend, distribution, option or right and a description of such dividend, distribution, option or right, or (ii) the date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding up is expected to become effective and the date, if any is to be fixed, as to when the holders of record of Common Stock (of other securities at that time receivable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding up.
Such notice shall be mailed at least 10 days prior to the date therein specified, or such longer period as may be required by law.

    8. EXCHANGES OF WARRANT. Upon surrender for exchange of this Warrant (in negotiable form, if not surrendered by the Holder named on the face hereof) to the Company at its principal office, the Company will issue and deliver a new Warrant or Warrants in substantially identical form representing in the aggregate, the same number of shares of Common Stock, in the denomination or denominations requested, to or on the order of such Holder upon payment by such Holder of any applicable transfer taxes; provided that any transfer of the Warrant shall be subject to the conditions on transfer set forth herein; and provided further that all reasonable expenses incurred in connection with such re-issuance and delivery shall be borne by the Holder.

    9. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in such reasonable amount as the Company may determine, or (in the case of mutilation) upon surrender and cancellation hereof, the Company, at its expense, shall issue a new Warrant in substantially identical form in replacement hereof.

    10. NOTICES. Except as provided in Section 9 above, all notices and other communications from the Company to the Holder shall be mailed by overnight courier or by first-class, registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last Holder who has furnished an address to the Company in writing. Notice shall be deemed given one day after deposit with an overnight courier service, three days after deposit in the mails in accordance with this Section 10 or upon delivery if personally delivered.

    11. MODIFICATION AND WAIVER. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

    12. HEADINGS. The descriptive headings in this Warrant are included for convenience only, and do not constitute a part hereof.

    13. GOVERNING LAW. This Warrant shall be construed in accordance with and governed by the laws of the State of California.

    14. EXPIRATION DATE. This Warrant will be wholly void and of no effect after 5:00 p.m. (San Francisco time) February 5, 2002 (the "Expiration Date"); provided that, if the last day on which this Warrant may be exercised, or on which it may be exercised at a particular Exercise Price, is a Sunday or a legal holiday or a day on which banking institutions doing business in the City of San Francisco are authorized by law to close, this Warrant may be exercised prior to 5:00 p.m. (San Francisco time) on the next succeeding full business day with the same force and effect and at the same Exercise Price as if exercised on such last day specified herein.

    15. ISSUE TAX. The issuance of certificate for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

    16. TRANSFER RESTRICTIONS. The Company is relying upon an exemption from registration, with respect to this Warrant and the shares of Common Stock issuable upon exercise hereof, under the Act and applicable state securities laws. The Holder, by acceptance hereof, represents that the Holder understands that neither this Warrant nor the Common Stock issuable upon exercise hereof has been registered with the Securities and Exchange Commission nor under any state securities law, and that neither this Warrant nor the Common Stock issuable upon exercise hereof may be sold or transferred unless registered under the Act and any applicable state securities laws, or unless an exemption from such registration is available. By acceptance hereof, the Holder represents, warrants and acknowledges that (a) it is acquiring the Warrant (and the shares of Common Stock or other securities issuable upon exercise hereof) for its own account for investment purposes and not with a view to distribution, (b) it has received all such information as the Holder deems necessary and appropriate to enable the Holder to evaluate the financial risk inherent in making an investment in the Company, and satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof, (c) the Holder's acquisition of shares upon exercise hereof will be a highly speculative investment, (d) the Holder is able, without impairing its financial condition, to hold such shares for an indefinite period of time and to suffer a complete loss of the Holder's investment, and (e) the Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of acquisition of this Warrant and the shares issuable upon exercise hereof and of making an informed investment decision with respect thereto. Each certificate representing shares of Common Stock or other securities issued upon exercise of this Warrant shall have conspicuously endorsed on its face, at the time of its issuance, such legends as counsel to the Company deems necessary or appropriate, including without limitation the legend set forth on the top of the first page of this Warrant. The Company agrees to remove such legends upon (i) receipt of an unqualified written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of this Warrant, or the securities issuable upon exercise hereof, may be effected without registration under the Securities Act of 1933, as amended, or any applicable state securities laws or (ii) such other showing as shall be reasonably satisfactory to the Company's counsel.

    IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered on the date first set forth above.

                                  BLYTH HOLDINGS, INC.


                                  By: /s/ Timothy P. Negris
                                     ---------------------------------------
                                       Timothy Negris, President and
                                            Chief Executive Officer


















[Warrant signature page]

                                     EXHIBIT A
                                NOTICE OF EXERCISE
                   (To be signed only upon exercise of Warrant)

To: BLYTH HOLDINGS, INC.
    989 Hillsdale Boulevard
    Suite 400
    Foster City, CA 94404

    The undersigned, Holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by this Warrant as follows:

[  ]     The undersigned elects to purchase for cash or check _________ full shares of Common Stock of Blyth Holdings, Inc. and herewith makes payment of $__________ for those shares;

[  ]     The undersigned elects to effect a net exercise of this Warrant, exercising this Warrant [ ] in full or [ ] as to the following GROSS number of shares: ____________. The undersigned understands that the actual number of shares issuable will be determined in accordance with Sections 1.1 and 2 of this Warrant.

    The undersigned requests that the certificates for the shares be issued in the name of, and delivered to, _________________________________*, whose address is____________________________________________.

Dated:____________, ____
                             (Signature must conform in all respects to name of Holder as specified on the face of the attached Warrant.)

                             ________________________________________
                             Signature

                             ________________________________________
                             Address
                             ________________________________________

________________________

* If the stock is to be issued to anyone other than the registered Holder of this Warrant, this Notice of Exercise must be accompanied by an opinion of counsel to the effect that such transfer may be effected without compliance with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended.